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                                                                   EXHIBIT 10.10

                                  OmniVision
                           Software License Agreement

This software license agreement (the "Software License Agreement") is entered into as of the date last signed below ("Effective Date"), between OmniVision Technologies. Inc. ("OmniVision"), a California corporation with its principal office at 930 Thompson Place, Sunnyvale, CA, 94086 USA, and Creative Technology Ltd. ("Creative"), a Singapore corporation, with its principal office at 31 International Business Park, Creative Resource, Republic of Singapore, 609921.

     In consideration of the mutual promises contained in this Software License Agreement, the parties agree as follows:

1.  SOFTWARE DEFINITION
    -------------------

     1.1 OmniVision's software program(s) ("Software") that are required or useful for the proper operation and support of the Products and any upgrades, improvements, modifications or enhancements thereto, including but not limited to those listed on Attachment A. Software provided under this Software License Agreement shall be considered Products sold or otherwise distributed to Creative pursuant to the Letter between the parties dated _______, 1999. Except as specified herein, all capitalized terms shall be defined as set forth in the Letter.

2.  CREATIVE CERTIFICATION
    ----------------------

     2.1 Creative hereby certifies that the Software to be licensed under this Software License Agreement will be used on its behalf as a manufacturer of products incorporating OmniVision's Sensor and/or Chip. Creative further certifies that the Software will be incorporated into a Creative Product or can be distributed separate from a Creative Product so long as it is intended for use with a Creative Product. (E.G., Creative may distribute the Software via its website or as upgrades or bug fixes via floppy disk or email.)

     2.2 Creative hereby acknowledges that the license specifically excludes the right to sell or lease the Software as a free-standing software product separate from Creative's product or system.

3.  RIGHT TO CREATE CREATIVE PRODUCTS
    ---------------------------------

     3.1 OmniVision hereby grants to Creative and its affiliates a nonexclusive, royalty-free. perpetual, fully paid-up, irrevocable world-wide license, with the right to sublicense, to use and prepare derivative works of the licensed Software and documentation. As used herein, the term "use" includes the right to make,

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***  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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          have made, copy, reproduce, modify, perform, display, and distribute in any manner the Software. OmniVision warrants that it has the right to grant the licenses granted to Creative hereunder, and that the Software shall perform. operate, and function as set forth in the specifications For such Software attached hereto as Attachment B.

     3.2 Creative shall be entitled to distribute the Creative Products directly to end-users or through distributors or other third party intermediaries, including multiple tiers thereof.

     3.3  Subject to the limited rights and licenses granted to Creative in this
          Section 3. OmniVision shall retain ownership of the licensed Software and related documentation.

     3.4 The parties acknowledge that Creative shall own all modifications and derivative works made by Creative to the Software and all intellectual property rights there in and related thereto.

4.  CONFIDENTIALITY
    ---------------

     4.1 The parties acknowledge that the Non-Disclosure Agreement entered into by them dated February 19, 1998 shall govern the disclosure of Confidential Information between the parties.

5.  UPDATES/ERRORS
    --------------

     5.1 OMNIVISION shall provide updates, upgrades, fixes improvements, or new versions of the Software ("Updates") promptly as they become available and shall make best efforts to notify, Creative at least sixty (60) days prior to introduction of such new Updates. Updates shall be deemed a part of the Software licensed hereunder.

     5.2 Should OmniVision become aware of any errors or be notified by, Creative of any errors in the Software. OmniVision shall take appropriate measures to correct such errors and shall provide such corrections no later than ten (10) days after receipt of notice of such errors. OmniVision shall provide at OmniVision's sole expense, assistance in correcting difficulties caused by errors.

6.  PROPRIETARY RIGHTS.
    -------------------

     6.1 No rights other than those rights expressly granted in Section 3 are conveyed by this Software License Agreement. Except is expressly set forth in the Letter or in this Software License Agreement. OmniVision does not grant to Creative any right, title or interest in or to the Software now or in the future covered by this Software License Agreement or in or to any of OmniVision's

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***  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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          domestic or international patents, trademarks, trade names, inventions. copyrights, know how, and trade secrets relating to the design, manufacture. operation or service of the Software or documentation.

IN WITNESS WHEREOF, the undersigned are duly authorized to execute this Software License Agreement set forth above.

OmniVision Technologies, Inc.      Creative Technology Ltd.
-----------------------------      ------------------------

By: /s/ Robert J. Stroh            By:_________________________
   ------------------------

       Robert J. Stroh
---------------------------        ____________________________
(Print Name)                       (Print Name)

Title  Vice President              Title_______________________
       --------------------

Date Feb. 1, 1999                  Date________________________
---------------------------

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***  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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                                 Attachment A

                                   Software

The following OmniVision software programs and/or documentation are covered by this Software License Agreement:

1.   ***

2.   ***

3.   ***

4.   ***

5.   ***

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***  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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                                 Attachment B

                 Software Specifications [still under review]

1. Video data stream at resolutions of 160x120, 320x240, 352x288 and 640x480 and at color depths of YUV420 (12bit), RGB (16bit), and RGB (24bit) for all resolutions.

2. Must provide access to applications via both the Windows Device Model interface and the Video For Windows interface.

3.   Must adhere to Microsoft's and Intel's PC98 and PC99 requirements.

4. Must pass all of Microsoft Corporation's WHQL tests related to video input devices.

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***  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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       domestic or international patents, trademarks, trade names, inventions.
       copyrights, know how, and trade secrets relating to the design, manufacture. operation or service of the Software or documentation.

IN WITNESS WHEREOF, the undersigned are duly authorized to execute this Software License Agreement set forth above.

OmniVision Technologies, Inc.           Creative Technology Ltd.

By:_____________________________        By:  /s/ Robert J. Stroh
                                           -----------------------------

                                                    XXX
________________________________        --------------------------------
(Print Name)                            (Print Name)

Title___________________________        Title  Vice President
                                             ---------------------------

          Date                                         Date
________________________________        ________________________________

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***  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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       domestic or international patents, trademarks, trade names, inventions.
       copyrights, know how, and trade secrets relating to the design, manufacture. operation or service of the Software or documentation.

IN WITNESS WHEREOF, the undersigned are duly authorized to execute this Software License Agreement set forth above.


OmniVision Technologies, Inc.           Creative Technology Ltd.
-----------------------------           ----------------------------

By:  /s/ Robert J. Stroh                By:  /s/ XXX
    -----------------------                -------------------------

     Robert J. Stroh                                 XXX
---------------------------             ----------------------------
(Print Name)                            (Print Name)

Title  Vice President                   Title  Vice President
       --------------------                  -----------------------

          Date                                         Date
      Feb. 1, 1999                                Feb. 1, 1999
---------------------------             ____________________________

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***  Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

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